UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

StockerYale, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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PRELIMINARY COPY

STOCKERYALE, INC.

32 Hampshire Road

Salem, New Hampshire 03079

April [    ], 2005

Dear StockerYale Shareholders:

You are cordially invited to attend the Special Meeting being held in lieu of the 2005 Annual Meeting of Shareholders of StockerYale, Inc., which will be held on Monday, May 23, 2005 at 10:00 a.m., local time, at StockerYale’s headquarters at 32 Hampshire Road, Salem, New Hampshire 03079. Specific details regarding admission to the meeting and the business to be conducted at the meeting are provided in the attached Notice of Special Meeting in Lieu of Annual Meeting of Shareholders and Proxy Statement. I encourage you to carefully read the attached Notice of Special Meeting and Proxy Statement, as well as the enclosed Annual Report of the Company for the fiscal year ended December 31, 2004.

Whether or not you plan to attend the meeting, it is important that your shares are represented and voted. Therefore, I urge you to complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented and voted at the meeting. If you do attend the meeting, you may withdraw your proxy and vote in person if you so desire.

I look forward to greeting those of you who will be able to attend the meeting.

Sincerely,

Mark W. Blodgett

President, Chief Executive Officer and

Chairman of the Board

PRELIMINARY COPY

StockerYale, Inc.

32 Hampshire Road

Salem, New Hampshire 03079

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MONDAY, MAY 23, 2005

To the Shareholders of StockerYale, Inc.:

Notice is hereby given that the Special Meeting in Lieu of Annual Meeting of Shareholders (the “Meeting”) of StockerYale, Inc., a Massachusetts corporation (the “Company”), will be held at the Company’s headquarters at 32 Hampshire Road, Salem, New Hampshire 03079, on Monday, May 23, 2005 at 10:00 a.m., local time, for the following purposes:

1.	To fix the number of directors comprising the Board of Directors of the Company at seven;

2.	To elect six directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

3.	To approve an amendment to the Restated Articles of Organization, as amended to date, of the Company to authorize a new class of capital stock of the Company, consisting of two million shares of preferred stock, par value $.001 per share (the “Preferred Stock”), with authority vested in the Board of Directors to prescribe the series, powers, designations, preferences, limitations, restrictions and rights relating to such shares and to approve the issuance of such shares without further approval by shareholders;

4.	To ratify the appointment of Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the current fiscal year; and

5.	To transact such other business that may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

Accompanying this Notice of Special Meeting and Proxy Statement is a copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2004, which contains audited consolidated financial statements and other information of interest to shareholders.

Admission of shareholders to the Meeting will be on a first-come, first-served basis, and picture identification will be required to enter the Meeting. An individual arriving without picture identification will not be admitted unless it can be verified that the individual is a StockerYale shareholder. Cameras, cellular phones, recording equipment and other electronic devices will not be permitted at the Meeting. The Company reserves the right to inspect any persons or items prior to their admission to the Meeting.

Only shareholders of record at the close of business on Friday, March 18, 2005 are entitled to notice of, and to vote at, the Meeting. All shareholders are cordially invited to attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Richard P. Lindsay, Clerk

Salem, New Hampshire

April [    ], 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PRELIMINARY COPY

STOCKERYALE, INC.

PROXY STATEMENT

Special Meeting in Lieu of Annual Meeting of Shareholders

To Be Held on Monday, May 23, 2005

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of StockerYale, Inc., a Massachusetts corporation (the “Company” or “StockerYale”), for use at the Company’s 2005 Special Meeting in Lieu of Annual Meeting of Shareholders (the “Meeting”), which will be held on Monday, May 23, 2005 at 10:00 a.m., local time, at the Company’s headquarters located at 32 Hampshire Road, Salem, New Hampshire 03079, and at any adjournments thereof, for the purposes set forth in the Notice of Special Meeting in Lieu of Annual Meeting of Shareholders (the “Notice of Meeting”).

The Notice of Meeting, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2004 (the “2004 Annual Report”) are being mailed to shareholders on or about April 15, 2005. The Company’s principal executive offices are located at 32 Hampshire Road, Salem, New Hampshire 03079 and its telephone number is (603) 893-8778.

Solicitation

The cost of soliciting proxies, including expenses incurred in connection with preparing and mailing this Proxy Statement, will be borne by the Company. The Company may engage a paid proxy solicitor to assist in the solicitation. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of the Company’s common stock, $.001 par value per share (the “Common Stock”), held in their names. In addition to the solicitation of proxies by mail, the Company’s directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

Record Date, Voting Securities and Votes Required

Only holders of record of the Company’s Common Stock as of the close of business on Friday, March 18, 2005 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. On the Record Date, the Company had approximately 24,513,315 shares of Common Stock issued and outstanding and entitled to be voted. The holders of Common Stock are entitled to one vote for each share of Common Stock held as of the Record Date on any proposal presented at the Meeting.

A majority of the shares of Common Stock issued and outstanding and entitled to be voted at the Meeting will constitute a quorum at the Meeting. Votes withheld, abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s Common Stock voting in person or by proxy and entitled to vote is required to fix the number of directors comprising the Board of Directors at seven (Proposal No. 1) and to ratify the appointment of Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005 (Proposal No. 4). The affirmative vote of the holders of a plurality of the votes cast in person or by proxy by the shares entitled to vote is required for the election of directors (Proposal No. 2). The affirmative vote of the holders of two-thirds of the issued and outstanding shares of the Company’s Common Stock entitled to vote is required to approve the amendment to the Company’s Restated Articles of Organization, as amended to date (the “Restated Articles”) to authorize a new class of capital stock of the Company, consisting of two million shares of preferred stock, par value $.001 per share (the “Preferred Stock”), with authority vested in the Board of Directors to prescribe the series, powers, designations, preferences, limitations, restrictions and rights relating to such shares and to approve the issuance of such shares without further approval by shareholders (Proposal No. 3).

Except with respect to Proposal 3, shares which abstain from voting on a particular matter and broker non-votes will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to Proposal No. 1, Proposal No. 2 or Proposal No. 4. However, abstentions and broker non-votes will have the same effect as a vote against Proposal No. 3. If you do not vote at the Meeting in person or return a properly completed and signed proxy card, you will effectively be voting against Proposal No. 3.

An automated system administered by the Company’s transfer agent tabulates the votes. The votes on each matter are tabulated separately.

To vote by mail, complete, date and sign the enclosed proxy card and return it in the enclosed envelope as promptly as possible. No postage is necessary if the proxy card is mailed in the United States using the postage prepaid envelope provided. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

Proxies

Voting by Proxy

Voting instructions are included on your proxy card. If you properly complete, sign and date your proxy card and return it to us in time to be counted at the Meeting, one of the individuals named as your proxy will vote your shares as you have directed. If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Meeting, your shares will be voted for each of such proposals and in accordance with the judgment of the individuals named in the proxy card as the proxy holders as to any other matter that may be properly brought before the Meeting. The proxy holders will have discretionary authority to vote upon any adjournment of the Meeting.

Revoking your Proxy

You may revoke your proxy at any time before it is voted by:

•	delivering a later-dated proxy or a notice of revocation in writing to the Company’s Clerk at the principal executive offices of the Company at the following address: StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attention: Clerk, at any time before such proxy is exercised; or

•	by attending the Meeting and voting in person at the Meeting.

Voting in Person

If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your “street name” shares held as of the Record Date.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of February 28, 2005 (unless otherwise indicated), with respect to the beneficial ownership of the Company’s Common Stock by the following persons:

•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock;

•	each of the Company’s directors and nominees for director;

•	each of the Named Executive Officers as of December 31, 2004 (as defined below in the section entitled “Executive Compensation”); and

•	all of the current executive officers and directors as a group.

For purposes of the following table, beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, the Company believes that each person or entity named in the table has sole voting and investment power with respect to all shares of StockerYale Common Stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under such rules, shares of StockerYale Common Stock issuable under options that are exercisable on or within 60 days after February 28, 2005 (“Presently Exercisable Options”) or under warrants that are exercisable on or within 60 days after February 28, 2005 (“Presently Exercisable Warrants”) are deemed outstanding and are therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the Company’s Common Stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the Company’s Common Stock beneficially owned by any other person or entity. Unless otherwise indicated, the address of each person listed in the table is c/o StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079.

The percentage of the Company’s Common Stock beneficially owned by each person or entity named in the following table is based on 24,510,816 shares of StockerYale Common Stock outstanding as of February 28, 2005 plus any shares issuable upon exercise of Presently Exercisable Options and Presently Exercisable Warrants held by such person or entity.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class
5% Shareholder
Van Wagoner Capital Management, Inc.	2,775,000	(1)	11.3%
345 California Street, Suite 2450
San Francisco, CA 94104
Directors, Nominees and Named Executive Officers
Mark W. Blodgett	3,713,477	(2)	14.6%
Lawrence W. Blodgett	65,353	(3)	*
Steven E. Karol	58,725	(4)	*
Dietmar Klenner	12,500	(5)	*
Raymond J. Oglethorpe	127,083	(6)	*
Patrick J. Zilvitis	1,666	(7)	*
Mark Zupan	—		—
Ricardo A. Diaz	10,576	(8)	*
Francis J. O’Brien (9)	—		—
All directors, nominees and current executive officers as a group (9 persons)	3,989,380	(10)	15.7%

*	Less than 1%.
(1)	Based solely on information provided in Amendment No. 4 to Schedule 13G filed with the SEC by Van Wagoner Capital Management, Inc. on February 7, 2005.
(2)	Includes 844,950 shares issuable upon the exercise of Presently Exercisable Options. Also includes 21,154 shares subject to Presently Exercisable Warrants.
(3)	Includes 15,000 shares issuable upon the exercise of Presently Exercisable Options. Also includes 2,750 shares held by Mr. Blodgett’s spouse.
(4)	Includes 34,850 shares issuable upon the exercise of Presently Exercisable Options. Also includes 20,000 shares held by HMK Enterprises, Inc. Mr. Karol is President and Chief Executive Officer of HMK Enterprises, Inc. and, by virtue of Mr. Karol’s voting and investment power over the shares held by HMK Enterprises, Inc., Mr. Karol may be deemed to have beneficial ownership of such shares.
(5)	Includes 2,500 shares issuable upon the exercise of Presently Exercisable Options.
(6)	Includes 41,250 shares issuable upon the exercise of Presently Exercisable Options. Also includes 8,462 shares issuable upon the exercise of a Presently Exercisable Warrant.
(7)	Comprised of Presently Exercisable Options.
(8)	Includes 2,115 shares issuable upon the exercise of a Presently Exercisable Warrant.
(9)	Mr. O’Brien was Chief Financial Officer, Executive Vice-President and Clerk of the Company until his resignation on September 30, 2004. See “Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”
(10)	Includes 938,550 shares issuable upon the exercise of Presently Exercisable Options. Also includes 31,731 shares issuable upon the exercise of Presently Exercisable Warrants.

PROPOSAL NO. 1

TO FIX THE NUMBER OF DIRECTORS COMPRISING THE BOARD OF DIRECTORS AT SEVEN

The Company’s Amended and Restated By-Laws (the “By-Laws”) provide that the number of directors comprising the Board of Directors shall be fixed by the shareholders of the Company at each annual meeting of shareholders, such number not to be less than three or, in the event that there are less than three shareholders, not to be less than the number of shareholders. The Company is holding a special meeting of shareholders in lieu of an annual meeting of shareholders in 2005 and, as such, this matter will be acted upon by shareholders at the Meeting. Currently, the number of directors comprising the Board of Directors is fixed at seven. The Board of Directors believes that it is in the best interests of the Company that the number of directors comprising the Board of Directors remains at seven. By maintaining the size of the Board of Directors at seven directors, the Board of Directors will continue to be sufficiently sizeable to ensure diversity of experience and viewpoints of Board members and to be able to satisfy current and future corporate governance requirements without compromising the efficiency of the Board.

One of the current seven directors, Lawrence W. Blodgett, has decided not to seek re-election. If this proposal is approved and the number of directors is fixed at seven and if the nominees for director set forth under Proposal 2 are all elected by the shareholders, there will be one vacancy on the Board of Directors that will exist following the Meeting. At this time, no prospective candidates to fill any such potential vacancy have been identified. However, prospective candidates to fill any vacancy on the Board would be identified, evaluated and, as appropriate, recommended to the Board by the Governance, Nominating and Compensation Committee of the Board of Directors (the “GNC Committee”). Pursuant to the Company’s By-Laws, the Board may then elect a candidate to fill a vacancy on the Board by the affirmative vote of a majority of the Board of Directors in favor of such candidate. The GNC Committee’s procedures for identifying and evaluating candidates are described in the Policy Governing Director Nominations and Shareholder-Board Communications, a copy of which is available on the Investor Relations section of the Company’s website at www.stockeryale.com.

The Board of Directors recommends a vote FOR fixing the number of directors constituting the Board of Directors at seven.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

Pursuant to the Company’s By-Laws, directors are elected to the Board of Directors to serve until the next annual meeting following their election and until their successors have been chosen and qualified or until their earlier death, resignation or removal. Pursuant to the Company’s By-Laws, the affirmative vote of the holders of a plurality of the votes cast in person or by proxy at an annual meeting of shareholders or special meeting held in lieu thereof by the shares entitled to vote is required for the election by shareholders of directors to the Board. The Board of Directors currently has the following seven members: Messrs. Mark W. Blodgett, Lawrence W. Blodgett, Steven E. Karol, Dietmar Klenner, Raymond J. Oglethorpe, Patrick J. Zilvitis and Mark Zupan.

The Board of Directors recommends that the six nominees named below be elected to serve on the Board of Directors, each of whom is presently serving as a director. Shares of Common Stock represented by all proxies received and not marked so as to withhold authority to vote for any individual nominee or for all nominees will be voted for the election of the six nominees for election to the Board of Directors of the Company named below. Each nominee has consented to being named in this Proxy Statement and has indicated his willingness to serve if elected. If for any reason any nominee should become unable or unwilling to serve, the persons named as proxies may vote the proxy for the election of a substitute nominee selected by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve. Shareholders may vote for no more than six nominees for director.

As discussed under “Proposal No. 1” above, if Proposal No. 1 is approved and the number of directors comprising the Board of Directors is fixed at seven and the nominees for director are all elected by the shareholders, there will be one vacancy on the Board of Directors that will exist following the Meeting as one of the current seven directors, Lawrence W. Blodgett, has decided not to seek re-election. As discussed under “Proposal No. 1” above, the Board of Directors, considering candidates recommended by the GNC Committee, will have the authority to fill such vacancy in accordance with the Company’s By-Laws.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Information with respect to the number of shares of the Company’s Common Stock beneficially owned by each director as of the Record Date appears above under “Security Ownership of Certain Beneficial Owners and Management”. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer, with the exception of Lawrence W. Blodgett, who is not seeking re-election to the Board and who is the father of Mark W. Blodgett, the President, Chief Executive Officer and Chairman of the Board of the Company.

Nominees for Election to Board of Directors

Name	Position	Age
Mark W. Blodgett	President, Chief Executive Officer and Chairman of the Board	48
Steven E. Karol	Director	50
Dietmar Klenner	Director	50
Raymond J. Oglethorpe	Director	60
Patrick J. Zilvitis	Director	62
Mark Zupan	Director	45

Additional Information Regarding Nominees and Current Directors

Mark W. Blodgett currently serves as the President, Chief Executive Officer and the Chairman of the Board of the Company. Mr. Blodgett has been a member of the Board of Directors and an executive officer of the Company since 1989. Mr. Blodgett worked for a private merchant bank from 1988 until 1989, was Corporate

Vice President at Drexel Burnham Lambert, Inc. from 1980 until 1988 and was an associate in the area of mergers and acquisitions for the European American Bank from 1979 until 1980. Mr. Blodgett is actively involved in the Young Presidents Organization and is the son of Lawrence W. Blodgett, who also currently serves on the Company’s Board of Directors but who is not standing for re-election.

Lawrence W. Blodgett most recently served as a consultant in improving processes and practices in factory performance, engineering solutions and systems implementation for North American & Western European companies, prior to joining the Board of Directors of the Company in 1998. From November 1990 to June 1995, Mr. Blodgett served as the Vice President of Operations for The Andrew Jergens Company. Mr. Blodgett served as Vice President of Manufacturing for Chesebrough-Ponds at its Greenwich, Connecticut facilities, where he was employed from December 1974 until September 1990. Mr. Blodgett is the father of Mark W. Blodgett, the Company’s President, Chief Executive Officer and Chairman of the Board, and is not standing for re-election to the Board.

Steven E. Karol is the President and Chief Executive Officer of Watermill Ventures and Watermill Advisors, providers of investment capital and strategic and other advisory services. In addition, Mr. Karol is the President and Chief Executive Officer of HMK Enterprises, Inc., a privately-held investment company, as well as a member of the Board of Directors of J. Walter Company and Jeepers! Inc. Mr. Karol has been a member of the Board of Directors of the Company since 1997.

Dietmar Klenner is a co-founder and, since 2002, Managing Partner of Meridian Global Advisors, which focuses on counseling small to mid-size companies on increasing shareholder value, direct investments and real estate holdings. Mr. Klenner is also a co-founder and, since 2004, Managing Partner of Argus Wealth Management AG. From 1989 until 2002, Mr. Klenner worked for KS Securities Asset Management, which he co-founded and where he served as Chief Executive Officer and Managing Partner. Mr. Klenner has been a member of the Board of Directors of the Company since 2003.

Raymond J. Oglethorpe is currently President of Oglethorpe Holdings, LLC, a private investment company, and has served on the Board of Trustees of The George Washington University since 1999. Mr. Oglethorpe previously served as President of America Online, Inc. from 1992 until his retirement in 2002. Prior to such time, Mr. Oglethorpe was responsible for directing the domestic and international sales, marketing and client service organization of Redgate Communications, a subsidiary of America Online, Inc. Mr. Oglethorpe has been a member of the Board of Directors of the Company since 2000.

Patrick J. Zilvitis has served as a consultant with Benchmarking Partners, an industry analysis, consulting and software firm since September 2001. Mr. Zilvitis served as the Chief Information Officer for Segway LLC on a consulting basis from September 2000 until June 2004. Mr. Zilvitis was employed by The Gillette Company from 1992 until 2000, where he served as the Chief Information Officer and Corporate Vice President. Since July 2000, Mr. Zilvitis has also served as a member of the Board of Directors of ANSYS, Inc., a publicly-traded engineering software company. Mr. Zilvitis has been a member of the Board of Directors of the Company since 2004.

Mark Zupan has served as the Dean of the William E. Simon Graduate School of Business Administration at the University of Rochester since January 2004. From 1997 until January 2004, Mr. Zupan was a Dean and Professor of Economics at the University of Arizona. Mr. Zupan has been a member of the Board of Directors of the Company since 2004.

The Board of Directors recommends a vote FOR the election of the above-named nominees as directors of the Company.

PROPOSAL NO. 3

AMENDMENT OF RESTATED ARTICLES

TO AUTHORIZE TWO MILLION SHARES OF “BLANK CHECK” PREFERRED STOCK

On March 29, 2005, the Board of Directors adopted a resolution unanimously approving, and recommending to the Company’s shareholders for their approval, an amendment to the Company’s Restated Articles to authorize a new class of capital stock of the Company, consisting of two million shares of preferred stock, par value $.001 per share (the “Preferred Stock”), with “blank check” authority vested in the Board of Directors (the “Preferred Stock Amendment”). The following discussion is qualified in its entirety by reference to the text of the proposed Preferred Stock Amendment attached to this Proxy Statement as Exhibit A.

If the Preferred Stock Amendment is approved by the Company’s shareholders, the Board of Directors will have the authority to approve the issuance of all or any shares of the Preferred Stock in one or more series, to determine the number of shares constituting any series and to determine any voting powers, conversion rights, dividend rights, and other designations, preferences, limitations, restrictions and rights relating to such shares without any further authorization by the shareholders. The designations, preferences, limitations, restrictions and rights of any series of Preferred Stock designated by the Board of Directors will be set forth in an amendment to the Restated Articles filed in accordance with Massachusetts law.

The Board of Directors believes the authorization of the Preferred Stock is advisable and in the best interests of the Company and its shareholders in order to facilitate the Company’s ability to raise capital, if and when necessary, and to pursue corporate opportunities, including acquisitions and joint ventures, without the delay and expense associated with obtaining special shareholder approval each time an opportunity requiring the issuance of shares of Preferred Stock may arise. The ability of the Board to determine the rights, preferences and limitations of the Preferred Stock, and the ability to issue the Preferred Stock, each without the need for further shareholder action, would provide the Board with flexibility in connection with possible investment activity and other corporate purposes. The Board of Directors would make a determination as to whether to approve the terms and issuance of any shares of Preferred Stock based on its judgment as to the best interests of the Company and its shareholders.

While the Company may consider issuing Preferred Stock in the future for purposes of raising additional capital or in connection with acquisition transactions or other related corporate transactions, the Company presently has no agreements or understanding with any person to effect any such issuance, and the Company may never issue any Preferred Stock. Therefore, the terms of any Preferred Stock subject to this proposal cannot be stated. However, it is likely that the terms and conditions of any Preferred Stock, as designated in an amendment to the Restated Articles, would include preferences and rights superior to those of the holders of Common Stock. Such terms might include special voting rights, special conversion rights and redemption or other rights which may, among other things, provide the holders of Preferred Stock with a disproportionate share of earnings distributed by way of dividends or of the proceeds of a sale or liquidation of the Company as well as disproportionate rights of approval with respect to certain kinds of transactions, compared to those of the holders of Common Stock.

The Preferred Stock Amendment is not being proposed as a means of preventing or dissuading a change in control or takeover of the Company. However, use of shares of Preferred Stock for such a purpose is possible. If shares of Preferred Stock are issued (i) in connection with a shareholder rights plan, also known as a “poison pill” plan, or (ii) to purchasers supporting the Board of Directors in opposing a specific takeover proposal, such issuance could have the effect of delaying or preventing a change of control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change of control of the Company. In addition, the existence of authority of the Board of Directors to issue Preferred Stock, given the “blank check” authority that will be vested in the Board of Directors, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful. However, the Board of Directors does not believe that the approval of this proposal will have an anti-takeover effect and that the financial flexibility afforded by the Preferred Stock Amendment outweighs any potential disadvantages.

No person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nominee for director or associate of any of the foregoing has any financial or other personal interest in the Preferred Stock Amendment.

The Preferred Stock Amendment, if approved by the shareholders of the Company, will be effected by the filing of Articles of Amendment to the Company’s Restated Articles (the “Articles of Amendment”) with the Massachusetts Secretary of the Commonwealth, which will occur promptly after the Meeting. Specifically, the Articles of Amendment would set forth changes to Article III and Article IV of the Company’s Restated Articles as set forth on Exhibit A attached hereto.

The Board of Directors recommends a vote FOR the amendment of the Company’s Restated Articles of Organization, as amended to date, as described above.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Vitale, Caturano & Company, Ltd. (“Vitale”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2005. Vitale has audited the financial statements of the Company for the fiscal years ending December 31, 2004 and December 31, 2003. We are asking our shareholders to ratify the selection of Vitale as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of Vitale to our shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection of Vitale as the Company’s independent registered public accounting firm, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its shareholders’ best interests. A representative of Vitale is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The Board of Directors recommends a vote FOR ratification of the selection of Vitale, Caturano & Company, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of Board of Directors

The Board of Directors has determined that each of Messrs. Steven E. Karol, Dietmar Klenner, Raymond J. Oglethorpe, Patrick J. Zilvitis and Mark Zupan (collectively, the “Independent Directors”), constituting a majority of the directors of the Company, satisfies the criteria for being an “independent director” under the standards of the Nasdaq Stock Market, Inc. (“Nasdaq”) and has no material relationship with the Company other than by virtue of service on the Board of Directors.

Board and Committee Meetings

The Board of Directors held nine meetings during the fiscal year ended December 31, 2004. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which he served during the fiscal year ended December 31, 2004 or any portion thereof during which he served. It is the policy of the Board of Directors that all directors and nominees for director are strongly encouraged to attend the annual meeting of shareholders of the Company or any special meeting held in lieu thereof. All members of the Board of Directors attended the Special Meeting in Lieu of Annual Meeting of Shareholders held on May 17, 2004.

Committees of the Board of Directors

The Board of Directors has designated the following two principal standing committees: (i) the Audit Committee of the Board of Directors (the “Audit Committee”) and (ii) the Governance, Nominating and Compensation Committee of the Board of Directors (the “GNC Committee”). The current members of the Audit Committee and the GNC Committee are identified in the following table:

Name	Audit Committee	GNC Committee
Steven E. Karol	X
Dietmar Klenner	X	X
Raymond J. Oglethorpe		X
Patrick J. Zilvitis	X
Mark Zupan		X

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and currently consists of Messrs. Steven E. Karol, Dietmar Klenner and Patrick J. Zilvitis, each of whom have been determined by the Board of Directors to be an “independent director”, as defined in Nasdaq Rule 4200(a)(15), to satisfy the heightened independence requirements of the SEC applicable to all members of a registrant’s Audit Committee and to otherwise satisfy the applicable audit committee membership requirements promulgated by the SEC and Nasdaq. In addition, the Board of Directors has determined Steven E. Karol to be an “audit committee financial expert” as such term is defined in Item 401(e) of Regulation S-B of the SEC. During the fiscal year ended December 31, 2004, the Audit Committee met nine times.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities to shareholders concerning the Company’s financial reporting and internal controls, oversees the Company’s independent registered public accounting firm and facilitates open communication among the Audit Committee, the Board of Directors, the Company’s independent registered public accounting firm and management. The Audit Committee discusses with management and the Company’s independent registered public accounting firm the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process and various matters relating to the results of the annual audit of the Company. The Audit Committee is directly responsible for appointing, evaluating, retaining, and, when necessary, terminating the engagement of the independent registered public accounting firm who will conduct the annual audit of the financial statements of the Company. The Audit Committee is also responsible for pre-approving all audit services, as well as all review, attest and non-audit services to be provided to the Company by the Company’s independent registered public accounting firm, with the exception of those services that meet the “de minimis” exception of Section 10A(i)(1)(B) of the Exchange Act, for which no Audit Committee pre-approval is required. The Audit Committee oversees investigations into complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee reviews all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board of Directors has adopted an Amended and Restated Audit Committee Charter, a copy of which is attached hereto as Appendix I and is available on the Investor Relations section of the Company’s website at www.stockeryale.com.

Governance, Nominating and Compensation Committee

The GNC Committee currently consists of Messrs. Dietmar Klenner, Raymond J. Oglethorpe and Mark Zupan, each of whom have been determined by the Board of Directors to be an “independent director”, as defined in Nasdaq Rule 4200(a)(15), and to otherwise meet the nominating and compensation committee membership requirements promulgated by the SEC and Nasdaq. The Board of Directors has adopted an Amended and Restated Governance, Nominating and Compensation Committee Charter, a copy of which is available at the Investor Relations section of the Company’s website at www.stockeryale.com. During the fiscal year ended December 31, 2004, the GNC Committee met three times.

The GNC Committee generally assists the Board of Directors with respect to matters involving the compensation of the Company’s directors and executive officers, oversight of corporate governance matters and identifying individuals qualified to become members of the Board. The responsibilities of the GNC Committee with respect to director and executive officer compensation include determining salaries and other forms of compensation for the Chief Executive Officer and the other executive officers of the Company, reviewing and making recommendations to the Board of Directors with respect to director compensation, periodically reviewing and making recommendations to the Board with respect to the design and operation of incentive-compensation and equity-based plans and generally administering the Company’s equity-based incentive plans. With respect to corporate governance matters, the GNC Committee is responsible for establishing and monitoring the adequacy of, and the Company’s compliance with, policies and processes regarding principles of corporate governance, monitoring and taking appropriate action with respect to corporate governance requirements of the SEC and Nasdaq, overseeing an annual self-evaluation of the Board and its committees, conducting an annual evaluation of the Company’s senior executives and reviewing and recommending appropriate action to the Board with respect to all shareholder proposals submitted to the Company. Finally, with respect to director nomination matters, the GNC Committee is responsible for establishing qualifications to be considered when evaluating candidates for nomination for election to the Board of Directors and appointment to the committees thereof. In addition, the GNC Committee is responsible for identifying, evaluating and recommending qualified director candidates to the Board of Directors and its committees for nomination or appointment, as the case may be, evaluating the continued qualification of directors nominated for re-election, and annually reviewing the composition of the Board to ensure that the directors, as a group, provide a significant breadth of experience, knowledge and abilities to the Board.

Director Nomination Process

The GNC Committee is responsible for identifying individuals qualified to become members of the Board and its committees and recommending to the Board those individuals which it has determined to be qualified. The GNC Committee identifies candidates for director nominees through recommendations solicited from non-

management directors, the Company’s Chairman of the Board and its executive officers and through the use of search firms or other advisors. The GNC Committee will also consider recommendations submitted by shareholders. Once candidates have been identified, the GNC Committee will evaluate such candidates in accordance with the criteria set forth in the Company’s Policy Governing Director Nominations and Shareholder-Board Communications (the “Policy”) available on the Investor Relations section of the Company’s website at www.stockeryale.com. Based upon the results of such evaluation process, the GNC Committee will recommend to the Board the candidates which it has determined to be qualified for serving on the Board. The Board evaluates all candidates in the same manner, regardless of how such candidates have been identified by the GNC Committee.

The GNC Committee, in considering whether to recommend any particular candidate to the Board, and the Board, in considering whether to include any particular candidate in the Board’s slate of recommended director nominees or to appoint a particular candidate to fill a vacancy in the Board, will consider the candidate’s integrity, education, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all shareholders. In addition, with respect to incumbent directors, the GNC Committee and the Board will consider the incumbent director’s past attendance at meetings, participation in and contributions to the activities of the Board and any committee thereof and any significant change in status. Neither the GNC Committee nor the Board assigns specific weights to particular criteria and no particular criterion is a prerequisite for prospective nominees.

Any shareholder who wishes to submit a recommendation for a director candidate to the GNC Committee must submit it to the Chair of the GNC Committee via U.S. Mail, courier or expedited delivery service to the following address: StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attn: Chair – Governance, Nominating and Compensation Committee. Shareholder recommendations shall be submitted not later than the close of business on the 120th calendar day before the date the Company’s proxy statement was filed with the SEC in connection with the previous year’s annual meeting of shareholders or special meeting in lieu thereof. Any such recommendation must include information required by, and set forth in, the Policy, including information about the shareholder making the recommendation and the proposed director candidate. Since the date that the procedures for shareholder recommendations of Board candidates were last disclosed, the Board of Directors approved certain changes to such procedures, including the appropriate contact at the Company to whom such recommendations should be sent, clarification of the information that must be included with such recommendation and clarification of the criteria used in evaluating the qualifications of candidates for director nominees.

Please see the Policy Governing Director Nominations and Shareholder-Board Communications available at the Investor Relations section of the Company’s website at www.stockeryale.com for the full policy regarding shareholder recommendations for director candidates.

Communication with the Board of Directors

Shareholders and other interested parties may communicate with the Board of Directors, including individual directors, by sending written communication to the directors via U.S. Mail, courier or expedited delivery service to the following address: Board of Directors; c/o StockerYale, Inc., 32 Hampshire Road, Salem, NH 03079, Attn: Clerk. For more information regarding the Company’s policy on shareholder-Board communications, please see the Policy Governing Director Nominations and Shareholder-Board Communications available at the Investor Relations section of the Company’s website at www.stockeryale.com.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”) for all employees, officers and directors of the Company, including the Company’s principal executive officer and its senior financial officers, including its principal financial officer and controller or principal accounting officer, or persons performing similar functions. A current copy of the Code is available at the Investor Relations section of the Company’s website at www.stockeryale.com.

ADDITIONAL INFORMATION

Executive Officers

Pursuant to the Company’s By-Laws, officers of the Company are elected annually by the Board of Directors. Set forth below is information regarding the current executive officers of the Company.

Name	Position	Age
Mark W. Blodgett	President, Chief Executive Officer and Chairman of the Board	48
Richard P. Lindsay	Chief Financial Officer, Executive Vice President and Clerk	43
Ricardo A. Diaz	Chief Operating Officer	63

Mark W. Blodgett currently serves as the President, Chief Executive Officer and the Chairman of the Board of the Company. Mr. Blodgett has been a member of the Board of Directors and an executive officer of the Company since 1989. Mr. Blodgett worked for a private merchant bank from 1988 until 1989, was Corporate Vice President at Drexel Burnham Lambert, Inc. from 1980 until 1988 and was an associate in the area of mergers and acquisitions for the European American Bank from 1979 until 1980. Mr. Blodgett is actively involved in the Young Presidents Organization and is the son of Lawrence W. Blodgett, who also currently serves on the Company’s Board of Directors but who is not standing for re-election.

Richard P. Lindsay, the Chief Financial Officer, Executive Vice President and Clerk of the Company, pursued and completed an M.B.A. from Northeastern University while performing certain financial advisory consulting services for non-profit and for-profit organizations from March 2003 until August 2004, prior to joining the Company in 2004. Mr. Lindsay previously served as the Chief Financial Officer of The Boston Beer Company, where he was employed from January 1997 until March 2003 and where he presided over the financial, information technology and international business development operations of such company while serving as the Chief Financial Officer.

Ricardo A. Diaz, the Chief Operating Officer of the Company, previously served as General Manager at Harris Microwave Division. In addition, Mr. Diaz was President, Chief Executive Officer and a founder of BroadTel Communications, a broadband wireless product company based in Cupertino, California, from 2000 until the sale of such company in October 2002. Between 2002 and 2004, Mr. Diaz served as an independent business consultant.

Director Compensation

Pursuant to the terms of the 2004 Stock Option and Incentive Plan (the “2004 Option Plan”), each director who is not an employee of the Company or any subsidiary thereof and who is serving as a director on the fifth business day after the annual meeting of shareholders of the Company will receive an annual grant on such date of an option to purchase 20,000 shares of the Company’s Common Stock. Any qualified director who begins serving as a director on a date subsequent to the fifth business day after the annual meeting of shareholders of the Company will be granted an option to purchase a pro rata portion of 20,000 shares of Common Stock on the fifth business day after appointment to the Board based upon the number of days until the next annual option grant. In addition, the Board of Directors or the GNC Committee, as the case may be, acting pursuant to authority under the 2004 Option Plan, typically grants an option to purchase an additional 5,000 shares of the Company’s Common Stock to the Chairman of each committee of the Board of Directors on the same date as the annual grant described above. Unless earlier terminated, all options subject to the annual grants to directors, including the grants to the Chairman of each committee of the Board of Directors, shall vest at a rate of 25% of the shares subject to such options on each annual anniversary of the date of grant until all shares are fully vested.

Executive Compensation

Summary Compensation

The following table sets forth certain summary information with respect to the compensation paid during the fiscal years ended December 31, 2004, 2003 and 2002 earned by each of the following executive officers of the Company: (i) the Chief Executive Officer during the fiscal year ended December 31, 2004, (ii) one other executive officer who was serving as an executive officer as of December 31, 2004 whose total annual salary and bonus exceeded $100,000 and (iii) the Company’s former Chief Financial Officer (collectively, the “Named Executive Officers”). Richard P. Lindsay, the current Chief Financial Officer, Executive Vice President and Clerk of the Company, became an executive officer of the Company in August 2004 and his total annual salary and bonus for the year ended December 31, 2004 did not exceed $100,000. Therefore, pursuant to SEC regulations, Mr. Lindsay’s compensation information is not required to be included in the table below. In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation				Long-Term Compensation
		Salary ($)		Other Annual Compensation ($)		Awards	All Other Compensation ($)
						Securities Underlying Options
Mark W. Blodgett	2004	340,000		—		220,000	—
President, Chief Executive Officer	2003	354,308		—		1,069,400	—
and Chairman of the Board	2002	383,332		—		970,000	2,019	(1)

Ricardo A. Diaz (2)	2004	240,000		36,000	(3)	250,000	—
Chief Operating Officer

Francis J. O’Brien	2004	118,486	(4)	—		—	78,245	(5)
Former Chief Financial Officer,	2003	155,356		—		152,400	—
Executive Vice-President and Clerk	2002	153,588		—		132,400	—

(1)	Represents Company contributions to a defined contribution plan.
(2)	Mr. Diaz commenced employment with the Company during the fiscal year ended December 31, 2004.
(3)	Includes an annual housing stipend of $30,000 and a monthly vehicle stipend of $500.
(4)	Mr. O’Brien resigned as Chief Financial Officer, Executive Vice President and Clerk of the Company effective September 30, 2004 and this amount represents the salary he was paid through the date of his resignation.
(5)	Pursuant to the terms of the Separation Agreement by and between the Company and Mr. O’Brien, the Company paid this amount to Mr. O’Brien in connection with his resignation as Chief Financial Officer, Executive Vice-President and Clerk of the Company on September 30, 2004.

Stock Option Grants During Fiscal Year Ended December 31, 2004

The following table sets forth information regarding options to purchase shares of the Company’s Common Stock granted to the Named Executive Officers during the fiscal year ended December 31, 2004 pursuant to the 2004 Stock Option and Incentive Plan. Options to purchase a total of 934,500 shares of StockerYale Common Stock were granted to the Company’s employees during the fiscal year ended December 31, 2004.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

Name	Individual Grants
	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year(%)	Exercise Price(Per Share)($)	Expiration Date
Mark W. Blodgett	20,000(1)	2.1	2.06	05/17/2014
	200,000(2)	21.4	1.22	07/30/2014
Ricardo A. Diaz	152,913(3)	16.4	1.03	10/15/2014
	97,087(4)	10.4	1.03	10/15/2014
Francis J. O’Brien	—	—	—	—

(1)	This non-qualified stock option was granted on May 17, 2004. The option becomes exercisable as to 5,000 shares on each annual anniversary of the date of grant until such option is fully vested.
(2)	This non-qualified stock option was granted on June 30, 2004. The option becomes exercisable as to 50,000 shares on each annual anniversary of the date of grant until such option is fully vested.
(3)	This non-qualified stock option was granted on October 15, 2004 and is exercisable as to all shares subject to such option on December 31, 2005.
(4)	This incentive stock option was granted on October 15, 2004 and is exercisable as to all shares subject to such option on December 31, 2005.

Option Exercises During Fiscal Year Ended December 31, 2004

The following table sets forth the number of unexercised options to purchase shares of the Company’s Common Stock held by the Named Executive Officers as of December 31, 2004 as well as the value of any unexercised in-the-money options to purchase StockerYale Common Stock as of December 31, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired upon Exercise	Value Realized		Number of Securities Underlying Unexercised Options at December 31, 2004				Value of Unexercised In-The-Money Options at Fiscal Year End (2)
				Exercisable		Unexercisable		Exercisable	Unexercisable
Mark W. Blodgett	—	$—		742,200		547,200		$198,782.50	$90,707.50
Ricardo A. Diaz	—	$—		—		250,000		$—	$70,000
Francis J. O’Brien	17,500	$10,475	(1)	—	(2)	—	(2)	$—	$—

(1)	Amount disclosed is based on the difference between the fair market value of the Company’s Common Stock on the date of exercise, being $1.30, and the exercise price of the options in accordance with regulations promulgated under the Exchange Act, and do not reflect amounts actually received by the Named Executive Officers.
(2)	Amounts disclosed in this column are based on the difference between the fair market value of the Company’s Common Stock at December 31, 2004, being $1.31, and the exercise price of the options in accordance with regulations promulgated under the Exchange Act by the SEC, and do not reflect amounts that may actually be received by the Named Executive Officers.

Independent Registered Public Accounting Firm

On April 12, 2004, the Company engaged Vitale, Caturano & Company, Ltd (“Vitale”) to audit its financial statements for the year ended December 31, 2004. During the two most recent fiscal years and through April 12, 2004, the Company did not consult with Vitale regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On April 7, 2004, Deloitte & Touche LLP informed the Company that it was resigning as the Company’s independent auditors. The resignation was the decision of Deloitte & Touche LLP and was not recommended or approved by the Audit Committee of the Board of Directors. During the two most recent fiscal years and the interim period preceding receipt of Deloitte & Touche LLP’s letter, there were no (i) disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report or (ii) “reportable events,” as such term is used in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Deloitte & Touche LLP was retained as the Company’s independent auditors for fiscal year 2003. The independent auditors’ report of Deloitte & Touche LLP, dated March 29, 2004, relating to the Company’s consolidated financial statements as of and for the years ended December 31, 2003 and 2002 expressed an unqualified opinion and included explanatory paragraphs relating to (i) substantial doubt with respect to the Company’s ability to continue as a going concern, (ii) the change in 2002 in the method of accounting for goodwill and intangible assets, and (iii) the application of procedures relating to certain disclosures of financial statement amounts related to the 2001 consolidated financial statements that were audited by other auditors who have ceased operations and for which Deloitte & Touche LLP expressed no opinion or other form of assurance other than with respect to such disclosures. The independent auditors’ report referred to above contained no other adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

On April 13, 2004, the Company filed a Current Report on Form 8-K with the SEC reporting the events described above. Attached as an exhibit to such Current Report on Form 8-K is a letter from Deloitte & Touche LLP indicating that the Company provided Deloitte & Touche LLP with a copy of the foregoing disclosure and stating that it agreed with such statements, except with respect to certain statements with respect to which it had no basis on which to agree or disagree.

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services and other services rendered by Vitale for the fiscal year ended December 31, 2004 and rendered by Deloitte & Touche LLP for the fiscal year ended December 31, 2003:

	2004	2003
Audit Fees(1)	$325,240	205,000
Audit-Related Fees(2)	27,920	—
Total Audit and Audit-Related Fees	353,160	205,000
Tax Fees(3)	7,500	—
All Other Fees(4)	—	28,000

Total Fees	$360,660	$233,000

(1)

Audit fees for fiscal 2004 are comprised of: (i) fees for professional services performed by Vitale for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements, as well as other services provided by Vitale in connection with statutory and regulatory filings or engagements; (ii) fees for attestation services performed by Vitale in connection with the filing of the Company’s registration statements on Form S-3 and the related prospectuses; (iii) fees for professional services performed by Vitale relating to the re-audit of the fiscal 2003 and fiscal 2002 financial statements of the Company and related attestation services; and (iv) direct out-of-pocket expenses of Vitale in the amount of $11,990.

Audit fees for fiscal 2003 are comprised of fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements.

(2)	Audit-related fees for fiscal 2004 are comprised of: (i) fees for assurance and related attestation services performed by Vitale that are reasonably related to the performance of the audit of the Company’s annual financial statements or the review thereof; (ii) fees for due diligence services rendered by Vitale in connection with a potential acquisition by the Company; and (iii) direct out-of-pocket expenses of Vitale of $4,420.

There were no audit-related fees incurred by the Company during fiscal 2003.

(3)	Tax fees for fiscal 2004 are comprised of fees for professional services performed by Vitale with respect to corporate tax compliance, tax planning and tax advice.

There were no tax fees incurred by the Company during fiscal 2003.

(4)	The Company did not incur any other fees during fiscal 2004 for products and services provided by Vitale other than those disclosed above.

During fiscal 2003, the Company incurred approximately $28,000 in fees not otherwise included in the fees disclosed above relating to assistance by Deloitte & Touche LLP with determining the information required to be included in the application for Canadian government grants.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to policies adopted by the Audit Committee and ratified by the Board of Directors, in order to ensure compliance with the rules of the SEC regarding auditor independence, any audit and permissible non-audit services to be provided by the independent registered public accounting firm of the Company must be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. At present, the Audit Committee reviews and, as appropriate, approves each engagement for audit and permissible non-audit services on a case-by-case basis prior to the provision of any such services. During fiscal 2004, all services rendered by Vitale to the Company were pre-approved by the Audit Committee, including the re-audit conducted by Vitale of the Company’s financial statements for fiscal 2002 and 2003.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors consists of Messrs. Steven E. Karol, Dietmar Klenner and Patrick J. Zilvitis, each of whom the Board of Directors has determined to be independent under the Nasdaq director independence standards as well as the heightened independence standards of the SEC for audit committee members. The Board of Directors has also determined that each of the members of the Audit Committee is able to read and understand the Company’s financial statements and has not participated in the preparation of the financial statements of the Company or any current subsidiary thereof at any time during the past three years. The Board of Directors has determined that Mr. Klenner satisfies the criteria of an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee acts pursuant to an Amended and Restated Audit Committee Charter. During the fiscal year ended December 31, 2001, the Audit Committee adopted a formal Audit Committee Charter that was reviewed and approved by the Board of Directors and that set forth the responsibilities of the Audit Committee. The Audit Committee reviews its charter on an annual basis to assess its adequacy. On March 29, 2005, in connection with the Audit Committee’s annual review of its charter, and based upon recommendations for revisions to such charter by the Audit Committee to the Board of Directors, the Board of Directors adopted an Amended and Restated Audit Committee Charter, a copy of which is attached hereto as Appendix I and which is available at the Investor Relations section of the Company’s website at www.stockeryale.com.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ending December 31, 2004 with the Company’s management. The Audit Committee has discussed with Vitale, Caturano & Company, Ltd., the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Vitale required by Independence Standards Board Standard No. 1 and has discussed with Vitale its independence. The Audit Committee has also considered whether Vitale’s provision of non-audit services to the Company is compatible with maintaining Vitale’s independence. Based on such reviews and discussions, among other things, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

AUDIT COMMITTEE

Steven E. Karol

Dietmar Klenner

Patrick J. Zilvitis

The information contained in the foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Certain Relationships and Related Transactions

On December 8 through December 13, 2004, we completed a private placement of 2,919,650 shares of the Company’s Common Stock and warrants to purchase an aggregate of 729,913 shares of the Company’s Common Stock with certain institutional investors, other qualified purchasers and several of our directors and officers. The per share purchase price was $1.10, except with respect to those of our officers and directors who participated in the transaction, for whom the per share purchase price was $1.30. The exercise price of the warrants issued in such transaction is $1.38 per share. Raymond J. Oglethorpe, a member of our Board of Directors, purchased 33,846 shares of Common Stock and received a warrant for the purchase of 8,462 shares of Common Stock for a total purchase price of $44,000. Mark W. Blodgett, our President, Chief Executive Officer and Chairman of the Board, purchased 84,615 shares of Common Stock and received a warrant for the purchase of 21,154 shares of

Common Stock for a total purchase price of $110,000. Ricardo A. Diaz, our Chief Operating Officer, purchased 8,461 shares of Common Stock and received a warrant for the purchase of 2,115 shares of Common Stock for a total purchase price of $11,000.

In November 2004, Mark W. Blodgett, the President, Chief Executive Officer and Chairman of the Board of the Company, made two loans to the Company in the amounts of $100,000 and $350,000, respectively (collectively, the “Loans”). The Company issued two promissory notes to Mr. Blodgett to evidence the Loans, one in the original principal amount of $100,000 and one in the original principal amount of $350,000 (collectively, the “Notes”). Pursuant to the terms of the Notes, no interest accrued or was payable on any unpaid principal balance of either of the Notes. The Notes were repaid in full by the Company in December 2004.

On May 31, 2002, the Company made a loan to Mark W. Blodgett, the President, Chief Executive Officer and Chairman of the Board of the Company in the aggregate principal amount of $250,000. The loan was evidenced by a full recourse promissory note issued by Mr. Blodgett to the Company. Pursuant to the terms of such promissory note, interest accrued at an annual rate of 4.5% on the outstanding unpaid principal thereunder and was payable upon demand by the Company. Such promissory note was repaid in full by Mr. Mark Blodgett to the Company in May 2004.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Pursuant to an employment offer letter between the Company and Ricardo A. Diaz, the Chief Operating Officer of the Company (the “Employment Agreement”), Mr. Diaz receives an annual base salary of $240,000, paid at the weekly rate of $4615.38 as well as six weeks of annual paid vacation and various standard benefits offered by the Company to employees. In addition, pursuant to the Employment Agreement, Mr. Diaz is eligible for an unspecified annual bonus. Pursuant to the Employment Agreement, as disclosed under “Stock Option Grants in Last Fiscal Year”, the Company granted Mr. Diaz an option to purchase 250,000 shares of the Company’s Common Stock at an exercise price of $1.03, with such option vesting in its entirety on December 31, 2005.

Of the Named Executive Officers, the Company has entered into separation agreements (collectively, the “Separation Agreements” and each, a “Separation Agreement”) with Mark W. Blodgett, the Company’s President, Chief Executive Officer, and Chairman of the Board, and Francis J. O’Brien, the Company’s former Chief Financial Officer, who resigned effective September 30, 2004. The Separation Agreement between the Company and Mark W. Blodgett provides for a one-time, lump sum severance payment upon termination of employment by the Company other than for “Cause” or termination as a result of a “Change of Control”, each as defined in such Separation Agreement, or upon termination of employment by Mr. Blodgett for “Good Reason”, also as defined in such Separation Agreement (each event being referred to herein as a “Triggering Event”). Pursuant to such Separation Agreement, Mr. Blodgett is entitled to receive a lump sum payment equal to his annual salary then in effect upon the occurrence of a Triggering Event.

The Separation Agreement between the Company and Francis J. O’Brien provided for a one-time, lump sum severance payment equal to three months of salary at Mr. O’Brien’s final salary rate payable upon resignation from employment. In addition, such agreement provided for the continued payment of Mr. O’Brien’s salary on a monthly basis for the three months following his resignation from employment. Mr. O’Brien resigned from employment by StockerYale effective September 30, 2004 and received severance payments pursuant to such Separation Agreement in the aggregate amount of $78,245, as disclosed under “Summary Compensation Table” above.

Pursuant to the Amended and Restated 1996 Stock Option and Incentive Plan (the “1996 Plan”), upon the termination of employment or business relationship of a participant under the 1996 Plan, including Mark W. Blodgett, by reason of death or disability, each stock option outstanding as to such participant made pursuant to the 1996 Plan will automatically and immediately become fully exercisable. In addition, upon any such event, any shares of restricted stock awarded to such person under the 1996 Plan will automatically and immediately become fully vested. Upon the occurrence of a “Change of Control” (as defined in the 1996 Plan), all outstanding stock options granted pursuant to the 1996 Plan, including those granted to Mr. Blodgett, and all shares of restricted stock granted pursuant to the 1996 Plan will automatically and immediately become fully vested. Upon the consummation of a merger transaction or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company or of any corporation assuming the obligations of the Company may take certain actions with respect to outstanding stock options granted pursuant to the 1996 Plan.

Pursuant to the 2000 Stock Option and Incentive Plan, as amended (the “2000 Plan”), upon a “Change of Control” (as defined in the 2000 Plan), the dissolution or liquidation of the Company, the sale of all or substantially all of the assets of the Company, a merger, or other similar transactions described in the 2000 Plan, all outstanding stock options granted pursuant to the 2000 Plan, including those granted to Mark W. Blodgett, and all stock appreciation rights awarded pursuant to the 2000 Plan shall automatically and immediately become fully exercisable. In addition, all other awards made pursuant to the 2000 Plan that contain conditions and restrictions relating solely to the passage of time shall become fully vested and nonforfeitable as of the effective time of such event.

Pursuant to the 2004 Stock Option and Incentive Plan (the “2004 Plan”), upon a “Change of Control” or a “Sale Event,” each as defined in the 2004 Plan, all outstanding stock options granted pursuant to the 2004 Plan, including those granted to Mark W. Blodgett and Ricardo A. Diaz, and all stock appreciation rights awarded under the 2004 Plan, will automatically and immediately become fully exercisable. In addition, the restrictions on all “Restricted Stock Awards”, “Deferred Stock Awards” and “Performance Share Awards”, each as defined in the Option Plan, which relate solely to the passage of time and continued employment will automatically be removed.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the directors and executive officers of the Company and persons who beneficially own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based solely upon a review of copies of such reports and amendments thereto or other written representations from the Reporting Persons, the Company believes that, during the fiscal years ended December 31, 2004 and 2003, all Reporting Persons complied with the applicable requirements of Section 16(a) of the Exchange Act, with the following exceptions listed in the table below. There are no known failures to file a required Form 3, Form 4 or Form 5. For the purposes of the table below, an event required to be reported on Form 3 is not included in the number of transactions listed as not timely reported.

Name	Relationship with the Company	Number of Late Reports	Number of Transactions Not Timely Reported	Year of Transaction Not Timely Reported
Mark W. Blodgett	President, Chief Executive Officer, Chairman of the Board	One Form 4	4	2 in 2003 2 in 2004

Richard P. Lindsay	Chief Financial Officer, Executive Vice President, Clerk	One Form 4	1	2004

Lawrence W. Blodgett	Director (not seeking re-election)	One Form 4	3	2 in 2003 1 in 2004

Ricardo A. Diaz	Chief Operating Officer	One Form 3 One Form 4	3	3 in 2004

Steven E. Karol	Director	One Form 4	3	2 in 2003 1 in 2004

Dietmar Klenner	Director	One Form 4	2	1 in 2003 1 in 2004

Raymond J. Oglethorpe	Director	One Form 4	3	2 in 2003 1 in 2004

Patrick J. Zilvitis	Director	One Form 4	2	2 in 2004

Mark Zupan	Director	One Form 3 One Form 4	1	1 in 2004

Annual Report on Form 10-KSB

Concurrently with this Proxy Statement, the Company is sending a copy of its 2004 Annual Report on Form 10-KSB (without exhibits) to all of its shareholders of record as of March 18, 2005. The 2004 Annual Report contains the Company’s audited consolidated financial statements for the fiscal years ended December 31, 2004 and 2003.

A copy of the Company’s Annual Report on Form 10-KSB (with all exhibits) for the fiscal year ended December 31, 2004 filed with the SEC may be accessed from the SEC’s website at www.sec.gov and from the Investor Relations section of the Company’s website at www.stockeryale.com and may be obtained without charge upon written request to StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attention: Investor Relations.

Other Matters

The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Discretionary authority for them to do so is contained in the enclosed proxy card.

An adjournment of the Meeting may be made from time to time by the chairman of the Meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the Meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy card are authorized to vote upon any adjournment of the Meeting.

Shareholder Proposals

Proposals of shareholders intended for inclusion in the Company’s proxy statement for the annual meeting of shareholders to be held in 2006 or special meeting of shareholders held in lieu thereof (the “2006 Meeting”), in accordance with Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive offices at the following address: StockerYale, Inc.; 32 Hampshire Road, Salem, New Hampshire 03079 not later than December         , 2005 in order to be included in the Company’s proxy statement relating to the 2006 Meeting. Any such proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement relating to the 2006 Meeting.

Pursuant to Rule 14a-4 promulgated under the Exchange Act (“Rule 14a-4”), shareholders who wish to make a proposal at the 2006 Meeting, other than a proposal intended for inclusion in the Company’s proxy statement for the 2006 Meeting, must notify the Company not later than             . If a shareholder who wishes to present such a proposal fails to notify the Company by              and such proposal is brought before the 2006 Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to such meeting will confer discretionary voting authority with respect to such shareholder proposal on those persons selected by management to vote the proxies. Even if a shareholder makes a timely notification, those persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with Rule 14a-4.

In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that shareholders submit any proposals they might have by certified mail, return receipt requested to the Company.

Incorporation by Reference

The SEC allows the Company to incorporate information “by reference” into this Proxy Statement, which means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be a part of this Proxy Statement and is being delivered to you with this Proxy Statement.

This Proxy Statement incorporates by reference our Annual Report on Form 10-KSB for the year ended December 31, 2004, a copy of which (without exhibits) is being delivered to you with this Proxy Statement and which contains important information about the Company that is not set forth in this Proxy Statement. A copy of our Annual Report on Form 10-KSB (with exhibits) has also been filed with the SEC and may be accessed from the SEC’s homepage at www.sec.gov and from the Investor Relations section of the Company’s website at www.stockeryale.com and may be obtained without charge upon written request to StockerYale, Inc., 32 Hampshire Road, Salem, New Hampshire 03079, Attention: Investor Relations.

By order of the Board of Directors,

RICHARD P. LINDSAY

Chief Financial Officer, Executive Vice President and Clerk

Salem, New Hampshire

April [            ], 2005

EXHIBIT A

PROPOSED AMENDMENT TO THE COMPANY’S

RESTATED ARTICLES OF ORGANIZATION, AS AMENDED TO DATE

Article III

If Proposal Three is approved by shareholders of the Company, Article III of the Company’s Restated Articles of Organization, as amended to date, would be amended to indicate that two million shares of preferred stock, par value $.001 per share, were authorized for issuance by the Company.

Article IV

If Proposal Three is approved by shareholders of the Company, Article IV of the Company’s Restated Articles of Organization, as amended to date, would be amended and restated as follows:

“COMMON STOCK. All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and privileges. The rights, powers and privileges of the holders of the Common Stock are subject to and qualified by the rights of holders of the Preferred Stock.

PREFERRED STOCK.

(1) Issuance. The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as may otherwise be provided in these Restated Articles of Organization, as amended from time to time, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

(2) Authority of the Board of Directors. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the undesignated Preferred Stock in one or more series, each with such designations, preferences, powers, rights, privileges, qualifications, limitations or restrictions as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series and Articles of Amendment setting forth such matters shall be filed in accordance with Section 6.02(c) of Chapter 156D of the Massachusetts General Laws or any successor provision thereto. Notwithstanding the forgoing, before the issuance of any shares of any class or series of which the number, preferences, limitations or relative rights are set forth in Articles of Amendment filed in accordance with Section 6.02(c) of Chapter 156D of the Massachusetts General Laws or any successor provision thereto, the Board of Directors may amend or rescind any terms applicable to such class or series in accordance with the procedures set forth in Section 6.02(d) of Chapter 156D of the Massachusetts General Laws or any successor provision thereto.”

Appendix I

STOCKERYALE, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

1. General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors of StockerYale (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•	take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditor; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

2. Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an “audit committee financial expert”, as defined by Item 401(h) of Regulation S-K of the SEC.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

3. Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof.

4. Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent.

5. Responsibilities and Authority

A. Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B. Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Governance, Nominating and Compensation Committee of the Board.

C. Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee meeting the Nasdaq and SEC requirements for independence, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•	The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•	The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

•	obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

•	review and evaluate the performance of the independent auditor and the lead partner, and

•	assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

D. Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•	The Audit Committee must review:

•

any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

•	major issues as to the adequacy of the Company’s internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics (the “Code of Ethics”);

•	major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

•	the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

In connection with such review, as appropriate, the Audit Committee shall consider and approve such material changes to the Company’s auditing and accounting principles and practices as may be suggested by the independent auditor or management or which are otherwise necessary or appropriate.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function. The Audit Committee shall take, or recommend that the Board shall take, such action as is necessary or appropriate in response to such problems or difficulties.

•	The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•	The Audit Committee shall also review and discuss with the independent auditors, and ensure that the Company receives from the independent auditors, the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	The Audit Committee shall review and discuss with the Chief Executive Officer and Chief Financial Officer prior to the filing of the Annual Report:

•	the design and operation of the Company’s internal control over financial reporting, including any significant deficiencies discovered that could adversely affect the Company’s ability to record, process, summarize and report financial data required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms; and

•	any possible or alleged fraud that has been brought to the attention of the Audit Committee, the Chief Executive Officer or the Chief Financial Officer, whether or not material, that involves any officer or director of the Company, any other person acting under the direction of any such person or any employee who has a significant role in the Company’s internal control over financial reporting.

The Audit Committee shall take any actions with respect to such matters as it deems necessary or appropriate.

•

The Audit Committee shall annually review (i) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of the end of the most recent fiscal year, (ii) the reports of the Chief Executive Officer and Chief Financial Officer of the Company required by Rule 13a-14 of the Exchange Act and (iii) the independent auditor’s report on management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

•	Based on the Audit Committee’s review of the matters described in this Section D as well as discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

E. Internal Auditors

•	At least annually, the Audit Committee shall evaluate the performance, responsibilities, budget and staffing of the Company’s internal audit function and review the internal audit plan and shall make, or suggest that the Board shall make, such modifications to such audit function as may be necessary or appropriate. Such evaluation may include a review of the responsibilities, budget and staffing of the Company’s internal audit function with the independent auditors.

F. Unaudited Quarterly Financial Statements

•	The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”(2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

G. Earnings Press Releases

•	The Audit Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

H. Risk Assessment and Management

•	The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management and may recommend to the Board any modifications to such guidelines and policies as may be necessary or appropriate.

•	In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

I. Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing matters or violations of the Code of Ethics.

J. Regular Reports to the Board

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

6. Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A. Engagement of Advisors

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B. Legal and Regulatory Compliance

•	The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C. Conflicts of Interest

•	The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

D. Code of Conduct and Business Ethics

The Audit Committee shall:

•	review and assess the adequacy of the Code of Ethics periodically, not less than annually and recommend any amendments to the Code of Ethics to the Board for approval;

•	evaluate and determine an appropriate response to credible evidence indicating violation(s) of or non-compliance with the Code of Ethics, the Restated Articles of Organization of the Company, as amended and in effect from time to time, the Amended and Restated By-Laws of the Company as in effect from time to time or the charter of any committee of the Board after consulting with legal counsel;

•	determine criteria for evaluating any and all requests for waivers of the Code of Ethics and establish a process for prompt public disclosure upon the grant of any such waivers as may be required by the applicable rules and regulations of the SEC or the Nasdaq Stock Market, Inc. (“Nasdaq”);

•	evaluate any requests for waivers of the Code of Ethics submitted by directors or executive officers, make a recommendation to the Board whether to grant any such request and ensure that any such waiver that is granted is publicly disclosed as may be required by the applicable rules and regulations of the SEC or Nasdaq; and

•	collaborate with the Company’s officers and legal counsel to disclose publicly any amendments to the Code of Ethics required to be disclosed by the applicable rules and regulations of the SEC or Nasdaq.

E. Investigation of Fraud

•	The Committee shall investigate any allegations that any officer or director of the Company, any other person acting under the direction of any such person or any employee who has a significant role in the Company’s internal control over financial reporting took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board appropriate disciplinary action.

F. General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

*****

PRELIMINARY COPY

PROXY

STOCKERYALE, INC.

32 HAMPSHIRE ROAD

SALEM, NEW HAMPSHIRE 03079

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, MAY 23, 2005 AT 10:00 A.M. LOCAL TIME

The undersigned, having received notice of the Special Meeting in Lieu of Annual Meeting of Shareholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Mark W. Blodgett, Richard P. Lindsay and Ricardo A. Diaz, and each of them singly, with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of StockerYale, Inc. (the “Company”) held of record by the undersigned on March 18, 2005 at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held on Monday, May 23, 2005 and any adjournments thereof. None of the following proposals are conditioned upon the approval of any other proposal.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

SEE REVERSE SIDE

STOCKERYALE, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Dear Shareholder of StockerYale, Inc.:

Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of the Company that require your immediate attention. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted and then sign the card, detach it and return your proxy in the enclosed postage-paid envelope.

Thank you in advance for your prompt consideration of these matters.

☑ Please mark votes as in this example.

The Board of Directors recommends a vote FOR each of the proposals set forth below.

1. Fix the number of directors comprising the Board of Directors at seven.		FOR	AGAINST	ABSTAIN
		☐	☐	☐

2. Election of Directors Nominees:	(01)Mark W. Blodgett (02) Steven E. Karol (03) Dietmar Klenner	FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐
(04) Raymond J. Oglethorpe
(05) Patrick J. Zilvitis
(06) Mark Zupan

☐
For all nominees except as noted above

3. Amendment of the Restated Articles of Organization, as amended to date, of the Company to authorize a new class of capital stock of the Company, consisting of two million shares of undesignated preferred stock, par value $.001 per share, with authority vested in the Board of Directors of the Company to prescribe the series, powers, designations, preferences, limitations, restrictions and rights relating to such shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Ratification of the selection of Vitale, Caturano & Company, Ltd. as the independent registered public accounting firm for the fiscal year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENT THEREOF.	MARK HERE FOR ADDRESS CHANGE OR COMMENTS AND NOTE ON REVERSE. ☐

Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

Signature:	Date:

Signature:	Date: